SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 26, 2001
                                                --------------------------------


                         Duck Head Apparel Company, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
                              -------------------
                          (State of Other Jurisdiction
                                of Incorporation)

         1-15585                                           58-2510086
--------------------------                        ---------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1020 Barrow Industrial Parkway, Winder, Georgia                    30680
-----------------------------------------------                    -----
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (770) 867-3111
                           -------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                         -----------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         As of June 26, 2001, Duck Head Apparel Company, Inc., a Georgia corporation (the "Company"), Tropical Sportswear Int'l Corporation, a Florida corporation ("Tropical"), and HB Acquisition Corp., a Georgia corporation and a wholly-owned subsidiary of Tropical ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is filed herewith as Exhibit
2.1. The Merger Agreement generally provides, among other things, for the acquisition by Tropical and Sub of all the outstanding shares of the Company's common stock, par value $0.01 per share (the "Shares"), through (1) a cash tender offer (the "Offer") for all Shares at a price of $4.75 per share (the "Per Share Amount") and (2) a second-step merger pursuant to which Sub will merge with and into the Company (the "Merger") and all outstanding Shares (other than Shares held by dissenting shareholders) will be converted into the right to receive the Per Share Amount in cash.

         On June 27, 2001, Tropical and the Company issued a joint press release announcing the execution of the Merger Agreement, a copy of which is filed herewith as Exhibit 99.1.

         This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities of the Company. The Offer will be made pursuant to a tender offer statement and related materials. Investors and security holders are strongly advised to read both the tender offer statement and the solicitation/recommendation statement regarding the tender offer when they become available because they will contain important information that should be read carefully before any decision is made with respect to the Offer. The tender offer statement will be filed by Tropical and Sub with the Securities and Exchange Commission (the "SEC"), and a solicitations/recommendation statement will be filed by the Company with the SEC. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed by Tropical and the Company at the SEC's website, www.sec.gov, or upon request.

         The Offer is conditioned upon: (1) there being validly tendered before the expiration date of the Offer and not properly withdrawn, a number of Shares that, together with Shares beneficially owned by Tropical, represents at least a majority of the Shares outstanding on a fully diluted basis at the time of purchase, (2) Tropical not terminating the Merger Agreement within 30 days of the date of the Merger Agreement due to Tropical not being satisfied in its reasonable discretion, exercised in good faith, with the results of its due diligence review of information concerning the Company and its business, (3)
Duck Head stockholders' equity being no less than $21 million (subject to certain permitted adjustments) on the date of acceptance of Shares for payment,
(4) Duck Head's current Chairman, President and Chief Executive Officer, William
V. Roberti, entering into an employment agreement with Tropical, a subsidiary of Tropical or the post-merger Company, on terms reasonably satisfactory to Tropical, (5) the receipt of customary regulatory approvals and (6) the fulfillment of certain other conditions set forth in the Merger Agreement.

         The  Merger is subject to various  closing  conditions  including:  (1)
approval by the Company's shareholders of the Merger Agreement and the transactions contemplated thereby including the Merger (unless Sub obtains sufficient Shares in the Offer to effect a "short-form" merger), (2) receipt of customary regulatory approvals and (3) certain other conditions set forth in the Merger Agreement. The Merger Agreement may be terminated at any time prior to the effective time of the Merger: (1) by either party if the Offer shall not have been consummated by November 1, 2001 for certain reasons, (2) by Tropical within 30 days of the date of the Merger Agreement if Tropical is not satisfied in its reasonable discretion, exercised in good faith, with the results of its due diligence review of information concerning the Company and its business, (3) by either Party if the Offer is terminated for any of the reasons referenced above without Sub having purchased any Shares or (4) in certain other circumstances set forth in the Merger Agreement.

         The Company's board of directors received an opinion from Kurt Salmon Associates Capital Advisors, Inc., its financial advisor, that the consideration under the agreement is fair from a financial point of view to the Company's shareholders as of June 25, 2001. The members of the Company's board of directors unanimously support the Merger Agreement.

         In connection with the Company's entry into the Merger Agreement, each member of the Company's board of directors, who together beneficially own approximately 40% of the Shares on a fully-diluted basis, entered into an Option and Tender Agreement with Tropical pursuant to which such director, among other matters, has agreed with Tropical to tender all of his Shares in the Offer, has granted Tropical irrevocable proxies to vote his Shares against any competing proposals and has granted Tropical options to acquire his Shares at the Per Share Amount.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

2.1 Agreement and Plan of Merger dated as of June 26, 2001, by and among Tropical Sportswear Int'l Corporation, HB Acquisition Corp. and Duck Head Apparel Company, Inc. (excluding Annex II). The Registrant agrees to furnish supplementally a copy of the omitted Annex II to the Securities and Exchange Commission upon request.

10.1 Form of Option and Tender Agreement dated as of June 26, 2001, by and among Tropical Sportswear Int'l Corporation, HB Acquisition Corp., Duck Head Apparel Company, Inc. and each current director of Duck Head Apparel Company, Inc.

99.1 Joint Press Release of Tropical Sportswear Int'l, Inc. and Duck Head Apparel Company, Inc., dated June 27, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DUCK HEAD APPAREL COMPANY, INC.


Date: June 29, 2001                  By:  /s/ K. Scott Grassmyer
                                         ------------------------------------
                                         K. Scott Grassmyer
                                         Senior Vice President
                                         & Chief Financial Officer